UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 10, 2013

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Introductory Note

On April 10, 2013, Permian Mud Service, Inc., a Texas corporation (“Permian”) and the parent company of Champion Technologies, Inc. (“Champion”) and Corsicana Technologies, Inc. (together with Permian and Champion, the “acquired companies”) became a wholly-owned subsidiary of Ecolab Inc., a Delaware corporation (“Ecolab” or “the Company”), as a result of the merger of OFC Technologies Corp., a Texas corporation and a wholly-owned subsidiary of Ecolab (“Merger Sub”), with and into Permian (the “Merger”). The Merger was effected pursuant to an Agreement and Plan of Merger dated as of October 11, 2012, as amended (the “Merger Agreement”), by and among Ecolab, Merger Sub and Permian.

Item 1.01 Entry into a Material Definitive Agreement.

On April 10, 2013, in connection with the closing of the Merger, Ecolab and the Permian stockholder representatives entered into a registration rights agreement (the “Registration Rights Agreement”) related to approximately 6.6 million shares of Ecolab’s common stock paid as merger consideration pursuant to the Merger Agreement and beneficially owned by the Permian stockholders in an offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Registration Rights Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and the description of the material terms of the Registration Rights Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 10, 2013, pursuant to the Merger Agreement, Merger Sub merged with and into Permian, with Permian surviving the Merger as a wholly-owned subsidiary of the Company.

Pursuant to the terms of the Merger Agreement, after adjustments for assumed debt and other adjustments as set out in the Merger Agreement, Ecolab will pay merger consideration of approximately $1.97 billion (valued based on Ecolab’s closing share price on April 10, 2013), consisting of $1.43 billion in cash and 6.6 million shares of Ecolab common stock. Ecolab will deposit approximately $100 million of the merger consideration in the form of shares of Ecolab common stock in an escrow fund to satisfy adjustments to the merger consideration and indemnification obligations of the Permian stockholders (including covenant obligations) for a period of two years following the effective time of the Merger.

Additionally, except under limited circumstances, Ecolab will be required to pay to the Permian stockholders an additional amount in cash, not to exceed $100 million in the aggregate, equal to 50% of the incremental taxes due on such stockholders’ receipt of the merger consideration as a result of increases in applicable capital gains rates and investment taxes after December 31, 2012.  Such additional payment, if owed, will be due on January 31, 2014, and will be based on 2013 tax rates as in effect on January 1, 2014.

Ecolab funded the initial cash component of the merger consideration through a $900 million unsecured term loan, the proceeds from the issuance of $500 million of 1.450% senior notes due 2017 and commercial paper borrowings backed by its syndicated credit facility.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement and subsequent amendments thereto, which are identified in the list of exhibits in Item 9.01 below and are incorporated herein by reference.

On April 10, 2013, the Company issued a press release announcing the completion of the Merger effective on April 10, 2013.  A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 10, 2013, Ecolab announced that it has completed a series of  agreements (collectively the “Clariant Agreement”) with Clariant Corporation and its affiliate, Clariant International (collectively, “Clariant”), in accordance with the terms of the Company’s previously announced consent agreement with the U.S. Department of Justice. Under the Clariant Agreement, Champion will sell a patent for a product used in the Deepwater Gulf of Mexico, agreed to license certain other Champion deepwater chemistries to Clariant for use in the Deepwater Gulf of Mexico, provided an option to Clariant to purchase a Champion chemical blending facility, agreed to manufacture relevant products for Clariant for a limited period and permitted Clariant the opportunity to recruit certain Champion employees. The Clariant Agreement impacts approximately 3% of Champion’s business.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The shares of Ecolab common stock issued in connection with the Merger were issued without registration under the Securities Act, in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act, as a transaction by an issuer not involving a public offering.

Item 9.01.                Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of October 11, 2012, among Ecolab Inc., OFC Technologies Corp. and Permian Mud Service, Inc. — Incorporated by reference to Exhibit (2.1) of the Company’s Form 8-K dated October 12, 2012.

2.2

First Amendment dated as of November 28, 2012 to Agreement and Plan of Merger, dated as of October 11, 2012, among Ecolab Inc., OFC Technologies Corp. and Permian Mud Service, Inc. — Incorporated by reference to Exhibit 2.3 of the Company’s Form 10-K Annual Report for the year ended December 31, 2012.

2.3

Second Amendment dated as of November 30, 2012 to Agreement and Plan of Merger, dated as of October 11, 2012, among Ecolab Inc., OFC Technologies Corp. and Permian Mud Service, Inc. — Incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K dated November 30, 2012.

2.4	Third Amendment dated as of December 28, 2012 to Agreement and Plan of Merger, dated as of October 11, 2012, among Ecolab Inc., OFC Technologies Corp. and Permian Mud Service, Inc.

2.5	Fourth Amendment dated as of April 10, 2013 to Agreement and Plan of Merger, dated as of October 11, 2012, among Ecolab Inc., OFC Technologies Corp. and Permian Mud Service, Inc.

4.1

Registration Rights Agreement, dated as of April 10, 2013 by and among Ecolab Inc., the Holders identified on Schedule A thereto and John W. Johnson and Steven J. Lindley, in their capacity as Holders’ Representatives.

99.1	News release dated April 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 11, 2013

ECOLAB INC.

		By:	/s/ MICHAEL C. MCCORMICK
Michael C. McCormick
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of October 11, 2012, among Ecolab Inc., OFC Technologies Corp. and Permian Mud Service, Inc. — Incorporated by reference to Exhibit (2.1) of the Company’s Form 8-K dated October 12, 2012.

2.2

First Amendment dated as of November 28, 2012 to Agreement and Plan of Merger, dated as of October 11, 2012, among Ecolab Inc., OFC Technologies Corp. and Permian Mud Service, Inc. — Incorporated by reference to Exhibit 2.3 of our Form 10-K Annual Report for the year ended December 31, 2012.

2.3

Second Amendment dated as of November 30, 2012 to Agreement and Plan of Merger, dated as of October 11, 2012, among Ecolab Inc., OFC Technologies Corp. and Permian Mud Service, Inc. — Incorporated by reference to Exhibit 2.1 of our Form 8-K dated November 30, 2012.

2.4	Third Amendment dated as of December 28, 2012 to Agreement and Plan of Merger, dated as of October 11, 2012, among Ecolab Inc., OFC Technologies Corp. and Permian Mud Service, Inc.

2.5	Fourth Amendment dated as of April 10, 2013 to Agreement and Plan of Merger, dated as of October 11, 2012, among Ecolab Inc., OFC Technologies Corp. and Permian Mud Service, Inc.

4.1

Registration Rights Agreement, dated as of April 10, 2013 by and among Ecolab Inc., the Holders identified on Schedule A thereto and John W. Johnson and Steven J. Lindley, in their capacity as Holders’ Representatives.

99.1	News release dated April 10, 2013.